UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 17, 2004

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1010 Wisconsin Avenue, Suite 600

Washington, DC 20007

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(202) 333-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2004, InPhonic, Inc. (“InPhonic”) and A1 Wireless USA, Inc. (“A1”) entered into an Asset Purchase Agreement (the “Agreement”) by which CAIS Acquisition LLC, a wholly-owned subsidiary of InPhonic, has agreed to acquire certain assets of A1, for up to $20.9 million in cash and shares of InPhonic’s common stock. The closing of the transaction, which is subject to customary closing conditions, is anticipated to occur in January 2005.

The press release issued by InPhonic on December 20, 2004 is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 20, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

By:	/s/ David A. Steinberg
David A. Steinberg
Chairman and Chief Executive Officer

Date: December 22, 2004

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